DREYFUS INSURED MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Insured Municipal Bond Fund, Inc. for the six-month period ended October 31, 1997. Your Fund produced a total return, including share price changes and dividend income generated, of 5.88%,* and an annualized tax-free distribution rate per share of 4.77%.** This compares with a 6.36% total return for the Lehman Brothers Municipal Bond Index during the same period.***
The Economy
    With the level of inflation as low as has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (GDP) - the dollar total of all goods and services produced in the United States - has grown in excess of 3% for the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plants and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy since their spending accounts for two-thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee
(FOMC), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price and Producer Price Indices. The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a level unmatched in 23 years.
    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.

Market Environment
    Against the backdrop of generally favorable fundamental news on the performance of the nation's economy and relatively subdued inflation reports, the fixed income markets enjoyed a strong performance during your Fund's most recent six-month reporting period. While early concerns over mounting inflationary pressures did send interest rates to their highest levels of the year at the start of this period, there quickly emerged a school of thought that assumes the evolution of a "new paradigm" of economic growth. Proponents of this concept hold to the notion that the economy could operate at or near full capacity, with low levels of unemployment, without the commensurate increase in the rate of inflation we have come to expect from past experiences due to the combined forces of technological advances which have significantly increased the productivity of the nation's labor force and global competition emanating from the world's emerging economies. As this concept gathered a following among market participants, bond prices rose and yields declined. In his Humphrey Hawkins testimony before Congress in July, however, Fed Chairman Alan Greenspan called to question this concept when compared to the weight of evidence posed by recent economic history. As a resu lt of his comments, bond prices sold off sharply in early August as market participants returned a yield premium to valuations in anticipation of a shift to a less accommodative stance in monetary policy.
    The subsequent rise in interest rates proved to be relatively muted, however, as attention soon shifted from domestic economic affairs to the rolling series of crises sweeping the emerging markets of Southeast Asia, which culminated in the formal devaluation of the currencies of Thailand, Malaysia and Indonesia. Concerned over the potentially deflationary impact these devaluations would have on prices around the globe, investors began to accumulate fixed-income securities as an alternative to the resulting volatility of the equity markets. As it became apparent that larger, more established Asian economies like those of South Korea and Japan were not immune to the troubles sweeping the region, the scope of the problem expanded and the demand for the perceived "safe haven" of U.S. fixed-income securities pushed yields to their lowest levels of the year.
    While buoyed by the same factors throughout the most recent period, municipal bonds underperformed their taxable counterparts on a relative basis. The reason for this was that during the early strength of the markets, municipals were supported by a formidable supply/demand dynamic which pushed tax-exempt yields to a level which, when viewed as a percentage of taxable yields, were relatively expensive by historical standards. Consequently, as taxable yields declined over the period, tax-exempt yields moved in a similar though more restrained fashion. This relative underperformance during the period now places municipal bonds as inexpensive versus taxable alternatives, and as such, poised to outperform in the months to come.
Portfolio Overview
    In managing the Fund in an environment such as this, a decidedly constructive posture was maintained throughout. Cash reserve positions were drawn only to levels necessary to fulfill portfolio liquidity requirements. Assets were directed toward those insured securities offering both generous levels of tax-free income and the potential for significant principal appreciation as yields declined. In this way, portfolio duration was extended to make it more sensitive to a declining interest rate environment.
Throughout this process we continued our efforts to enhance the liquidity and performance characteristics of the Fund by extending the optional redemption provisions and improving the underlying creditworthiness of its holdings.

    We appreciate your investment in the Dreyfus Insured Municipal Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation

November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. ***SOURCE: LEHMAN BROTHERS: - Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. However, the bonds in the Index generally are not insured.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                            OCTOBER 31, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments-99.4%                                                               Amount          Value
                                                                                                 _____________  _____________
Alabama-1.1%
Florence, GO 5.75%, 9/1/2015 (Insured; MBIA)................................                    $    2,000,000  $   2,078,400
California-9.1%
Contra Costa County, COP, Refunding (Merrithew Memorial Hospital Project)
  5.375%, 11/1/2017 (Insured; MBIA).........................................                         2,435,000      2,455,381
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
  6%, 7/1/2020 (Insured; MBIA)..............................................                         3,865,000      4,100,185
Sacramento Municipal Utility District, Electric Revenue, Refunding
  5.125%, 7/1/2022 (Insured; MBIA)..........................................                         2,000,000      1,954,680
San Francisco City and County Airports Commission, International Airport
Revenue
  6.10%, 5/1/2025 (Insured; FGIC)...........................................                         8,240,000      8,737,696
Colorado-3.5%
E-470 Public Highway Authority, Revenue, Refunding
  Zero Coupon, 9/1/2016 (Insured; MBIA).....................................                         6,550,000      2,423,304
Goldsmith Metropolitan District, Refunding 6.125%, 12/1/2012 (Insured; MBIA)                         4,000,000      4,217,920
Connecticut-.6%
Connecticut Health and Educational Facilities Authority, Revenue (Noble
Horizon Nursing Home)
   6%, 11/1/2022 (Insured; AMBAC)...........................................        .                1,000,000      1,046,490
Delaware-3.4%
Delaware Economic Development Authority, Revenue:
  Gas Facilities (Delmarva Power & Light) 7.30%, 7/1/2021 (Insured; FGIC)...                         1,000,000      1,099,140
  Water (United Water of Delaware Inc., Project) 6.20%, 6/1/2005 (Insured; AMBAC)                    5,000,000      5,330,600
District of Columbia-2.3%
District of Columbia, Revenue, Refunding (Howard University)
  5.75%, 10/1/2013 (Insured; MBIA)..........................................                         4,130,000      4,306,723
Florida-2.4%
Dade County, Water and Sewer System Revenue
  5.25%, 10/1/2021 (Insured; FGIC)..........................................                         2,000,000      1,981,080
Florida Housing Finance Agency, SFMR, Refunding
  6.65%, 7/1/2026 (Insured; MBIA)...........................................                           855,000        914,081
Lee County, Solid Waste System Revenue 7%, 10/1/2011 (Insured; MBIA)........                         1,420,000      1,555,454
Georgia-2.4%
Albany, Sewer System Revenue, Refunding 5.50%, 7/1/2016 (Insured; MBIA).....                         2,500,000      2,561,500
Georgia Municipal Electric Authority, Revenue, Refunding (Project One)
  5%, 1/1/2021 (Insured; MBIA)..............................................                         2,000,000      1,928,100
Illinois-5.2%
Carbondale, HR, Refunding (Southern Illinois Hospital Services)
  6.875%, 3/1/2015 (Insured; MBIA)..........................................                         1,000,000      1,022,160
Chicago O'Hare International Airport, Special Facility Revenue, Refunding
(International Terminal)
  6.50%, 1/1/2018 (Insured; FGIC)...........................................                         1,750,000      1,815,117

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                            OCTOBER 31, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Illinois (continued)
Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue
  (McCormick Place Expansion Project) 6.50%, 6/15/2027 (Insured; FGIC)......                    $    6,375,000  $   7,047,307
Louisiana-.9%
Louisiana Public Facilities Authority, HR (Our Lady of the Lake Regional
  Medical Center) 5.90%, 12/3/2021 (Insured; FSA)...........................                         1,700,000      1,742,687
Maryland-1.6%
Baltimore, Revenue, Refunding (Water Project) 5.80%, 7/1/2015 (Insured; FGIC)                        2,800,000      2,947,756
Massachusetts-3.7%
Massachusetts Education Loan Authority, Education Loan Revenue:
  7.60%, 1/1/2003 (Insured; MBIA)...........................................                           710,000        754,709
  7.65%, 1/1/2004 (Insured; MBIA)...........................................                           815,000        865,212
Massachusetts Housing Finance Agency, Housing Revenue (Rental-Mortgage)
  6.50%, 7/1/2025 (Insured; AMBAC)..........................................                         1,000,000      1,066,380
Massachusetts Port Authority, Special Facilities Revenue (US Air Project)
  5.75%, 9/1/2016 (Insured; MBIA)...........................................                         1,000,000      1,032,480
Massachusetts Turnpike Authority, Metropolitan Highway System Revenue
  5%, 1/1/2037 (Insured; MBIA)..............................................                         3,500,000      3,305,190
Michigan-2.9%
Kalamazoo Hospital Finance Authority, Hospital Facilities Revenue (Borgess
Medical Center)
  5.625%, 6/1/2014 (Insured; AMBAC).........................................                         3,700,000      3,814,404
Michigan Housing Development Authority, LOR (Greenwood Villa Project)
  6.50%, 9/15/2007 (Insured; FSA)...........................................                         1,500,000      1,615,875
Missouri-4.4%
Kansas City Municipal Assistance Corp., Leasehold Revenue, Refunding (Roe
Bartle)
  5.125%, 4/15/2015 (Insured; MBIA).........................................                         1,000,000        986,700
Saint Louis, Airport Revenue (Lambert-Saint Louis International Airport)
  5.125%, 7/1/2022 (Insured; FGIC)..........................................                         5,000,000      4,893,450
Sikeston, Electric Revenue, Refunding 5%, 6/1/2022 (Insured; MBIA)..........                         2,500,000      2,400,800
Montana-1.3%
Forsyth, PCR, Refunding (Puget Sound, Power & Light Co.)
  7.25%, 8/1/2021 (Insured; AMBAC)..........................................                         2,250,000      2,472,930
Nevada-1.9%
Reno, HR (Saint Mary's Hospital) 7.75%, 7/1/2015 (Insured; BIGI)
  (Prerefunded 11/1/2000) (a)...............................................                         1,345,000      1,471,376
Washoe County, Gas Facilities Revenue (Sierra Pacific Power Co. Project)
  6.70%, 11/1/2032 (Insured; MBIA)..........................................                         2,000,000      2,186,540
New Jersey-5.5%
New Jersey Economic Development Authority, PCR (Public Service Electric & Gas Co.)
  6.40%, 5/1/2032 (Insured; MBIA)...........................................                         7,600,000      8,232,776

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                          OCTOBER 31, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Revenue, Refunding
  (Jersey Shore Medical Center) 6.25%, 7/1/2021 (Insured; AMBAC)............                   $       100,000  $     108,029
New Jersey Housing & Mortgage Finance Agency, Revenue:
  Home Buyer 6.20%, 10/1/2025 (Insured; MBIA)...............................                         1,995,000      2,074,341
  Home Mortgage 9.125%, 4/1/2015 (Insured; MBIA)............................                             5,000          5,012
New York-13.0%
Albany Airport Authority, Airport Revenue 5.375%, 12/15/2017 (Insured; FSA).                         1,250,000      1,251,025
New York State Dormitory Authority, Revenue:
  (Beth Israel Medical Center) 6%, 11/1/2015 (Insured; MBIA)................                         8,395,000      8,893,411
  (Mount Sinai Medical School) 5.15%, 7/1/2024 (Insured; MBIA)..............                         2,500,000      2,457,100
  Refunding (Siena College) 5.70%, 7/1/2017 (Insured; MBIA).................                         3,585,000      3,729,834
New York State Energy, Research and Development Authority, Facilities Revenue
  (Con Edison Co.-New York, Inc.) 6.375%, 12/1/2027 (Insured; MBIA).........                         3,000,000      3,188,730
New York State Medical Care Facilities Finance Agency, Revenue (Long-Term
Healthcare)
  6.50%, 11/1/2015 (Insured; FSA)...........................................                         4,655,000      5,115,845
North Dakota-2.0%
Mercer County, PCR, Refunding (Montana-Dakota Utilities Co. Project)
  6.65%, 6/1/2022 (Insured; FGIC)...........................................                         3,500,000      3,834,880
Ohio-1.3%
Cleveland, Public Power System Revenue, Refunding (First Mortgage)
  5%, 11/15/2020 (Insured; MBIA)............................................                         2,500,000      2,413,725
Pennsylvania-1.7%
Beaver County Industrial Development Authority, PCR, Refunding
  (Ohio Edison Co./Mansfield) 7%, 6/1/2021 (Insured; FGIC)..................                         3,000,000      3,278,880
Rhode Island-2.5%
Rhode Island Housing & Mortgage Finance Corp., SFMR
  9.30%, 7/1/2004 (Insured; FGIC)...........................................                            20,000         20,024
Rhode Island Port Authority & Economic Development Corp.,
  Airport Revenue 6.625%, 7/1/2024 (Insured; FSA)...........................                         4,250,000      4,661,400
South Carolina-2.9%
Spartanburg, Waterworks Revenue, Refunding 5%, 6/1/2022 (Insured; FGIC).....                         5,750,000      5,521,840
Texas-9.1%
Brazos River Authority, PCR, Refunding (Texas Utilities Electric Co. Project)
  6.625%, 6/1/2022 (Insured; FGIC)..........................................                         5,500,000      5,966,015
Brownsville Housing Finance Corp., SFMR (Mortgage-Multiple Originators &
Servicers)
  9.625%, 12/1/2011 (Insured; FGIC).........................................                           815,000        832,034
Harris County, Toll Road Revenue, Refunding 5%, 8/15/2024 (Insured; MBIA)...                         1,000,000        958,640
Houston, Water and Sewer System Revenue, Refunding 5.50%, 12/1/2016 (Insured; FGIC)                  3,500,000      3,567,970
South Texas Community College District, GO 5.75%, 8/15/2015 (Insured; AMBAC)                         3,810,000      3,965,257

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                           OCTOBER 31, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Texas (continued)
Tarrant County Health Facilities Development Corp., Health System Revenue
  (Health Resources System) 5%, 2/15/2026 (Insured; MBIA)...................                    $    2,000,000   $  1,887,260
Virginia-.5%
Virginia Beach Development Authority, Hospital Facility Revenue
  (Virginia Beach General Hospital Project) 5.125%, 2/15/2018 (Insured; AMBAC)                       1,000,000        978,320
Washington-11.6%
King County, Sewer Revenue 6.125%, 1/1/2033 (Insured; MBIA).................                         5,000,000      5,301,150
Washington, MFMR :
  (Gilman Meadows Project) 7.40%, 1/1/2030 (Insured; FSA)...................                         3,000,000      3,298,530
  (Mallard Cove Project 1) 7.40%, 1/1/2030 (Insured; FSA)...................                           800,000        879,608
  (Mallard Cove Project 2) 7.40%, 1/1/2030 (Insured; FSA)...................                         2,700,000      2,968,677
Washington, Public Power Supply System (Nuclear Project No. 1)
  5.75%, 7/1/2010 (Insured; MBIA)...........................................                         5,000,000      5,302,500
Yakima-Tieton Irrigation District, Revenue, Refunding 6.20%, 6/1/2019 (Insured; FSA)                 4,000,000      4,279,720
West Virginia-1.6%
West Virginia, GO 6.50%, 11/1/2026 (Insured; FGIC)..........................                         2,600,000      2,962,830
Wisconsin-1.0%
Wisconsin Health and Educational Facilities Authority, Revenue, Refunding
  (Aurora Health Care, Inc.) 5.25%, 8/15/2027 (Insured; MBIA)...............                         2,000,000      1,932,660
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $178,369,151)...................                                     $187,999,830
                                                                                                                =============
Short-Term Municipal Investments-.6%
Maryland-.3%
Northeast Waste Disposal Authority, RRR, Refunding (Harford County Resources)
VRDN
  3.50% (Insured; AMBAC) (b)................................................                   $       500,000  $     500,000
Pennsylvania-.3%
Philadelphia Regional Port Authority, LR, Refunding, VRDN
  3.70% (Insured; MBIA) (b).................................................                           700,000        700,000
                                                                                                                _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $1,200,000)....................                                   $    1,200,000
                                                                                                                =============
TOTAL INVESTMENTS-100.0% (cost $179,569,151)................................                                     $189,199,830
                                                                                                                =============

DREYFUS INSURED MUNICIPAL BOND FUND, INC.

Summary of Abbreviations

AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
BIGI          Bond Investors Guaranty Insurance                  MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GO            General Obligation                                 RRR     Resources Recovery Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortgage Revenue
LOR           Limited Obligation Revenue                         VRDN    Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)
                                                                  Standard
Fitch (c)              or          Moody's             or         & Poor's                   Percentage of Value
_______                            ________                       _________                   __________________
AAA                                Aaa                            AAA                               99.7%
F-1,F-1+                           VMIG1,MIG1,P1                  SP1,A1                              .3
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======
Notes to Statement of Investments:
    (a)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c)  Fitch currently provides creditworthiness information for a limited number of investments.
    (d)  At October 31, 1997, 44.7% of the Fund's net assets are insured by
   MBIA and 27.9% are insured by FGIC.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 1997 (UNAUDITED)
                                                                                                 Cost              Value
                                                                                           ______________      ____________
ASSETS:                          Investments in securities-See Statement of Investments      $179,569,151      $189,199,830
                                 Cash.......................................                                      4,222,200
                                 Interest receivable........................                                      3,868,901
                                 Prepaid expenses...........................                                         20,917
                                                                                                              _____________
                                                                                                                197,311,848
                                                                                                              _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                      112,681
                                 Due to Distributor.........................                                          2,797
                                 Payable for shares of Common Stock redeemed                                         18,838
                                 Accrued expenses...........................                                         47,708
                                                                                                              _____________
                                                                                                                    182,024
                                                                                                              _____________
NET ASSETS..................................................................                                   $197,129,824
                                                                                                              =============
REPRESENTED BY:                  Paid-in capital............................                                   $191,140,400
                                 Accumulated net realized gain (loss) on investments                             (3,641,255)
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 4                             9,630,679
                                                                                                              _____________
NET ASSETS..................................................................                                   $197,129,824
                                                                                                              =============
SHARES OUTSTANDING
(300 million shares of $.01 par value Common Stock authorized)..............                                     11,021,871
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                         $17.89
                                                                                                                    =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                      SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $  5,634,325
EXPENSES:                        Management fee-Note 3(a)...................                  $     596,561
                                 Shareholder servicing costs-Note 3(b)......                        259,716
                                 Professional fees..........................                         36,165
                                 Registration fees..........................                         23,024
                                 Directors' fees and expenses-Note 3(c).....                         15,445
                                 Custodian fees.............................                         10,294
                                 Prospectus and shareholders' reports-Note 3(b)                       5,194
                                 Loan commitment fees-Note 2................                            868
                                 Miscellaneous..............................                          7,340
                                                                                               ____________
                                       Total Expenses.......................                        954,607
                                 Less-reduction in management fee due to
                                     undertakings-Note 3(a).................                       (109,463)
                                                                                               ____________
                                       Net Expenses.........................                                           845,144
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                         4,789,181
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $  1,448,658
                                 Net unrealized appreciation (depreciation) on investments        5,117,513
                                                                                               ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         6,566,171
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $11,355,352
                                                                                                                  ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                     October 31, 1997             Year Ended
                                                                                       (Unaudited)              April 30, 1997
                                                                                     _________________           _____________
OPERATIONS:
  Investment income-net.................................................            $     4,789,181             $   10,391,823
  Net realized gain (loss) on investments...............................                  1,448,658                   (996,175)
  Net unrealized appreciation (depreciation) on investments.............                  5,117,513                  3,904,784
                                                                                     ______________             ______________
    Net Increase (Decrease) in Net Assets Resulting from Operations.....                 11,355,352                 13,300,432
                                                                                     ______________             ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.................................................                 (4,789,181)               (10,391,823)
  Net realized gain on investments......................................                     ----                       (9,422)
                                                                                     ______________             ______________
    Total Dividends.....................................................                 (4,789,181)               (10,401,245)
                                                                                     ______________             ______________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.........................................                 42,166,107                200,295,864
  Dividends reinvested..................................................                  3,126,178                  6,734,884
  Cost of shares redeemed...............................................                (47,200,241)              (225,846,509)
                                                                                     ______________             ______________
    Increase (Decrease) in Net Assets from Capital Stock Transactions...                 (1,907,956)               (18,815,761)
                                                                                     ______________             ______________
      Total Increase (Decrease) in Net Assets...........................                  4,658,215                (15,916,574)
NET ASSETS:
  Beginning of Period...................................................                192,471,609                208,388,183
                                                                                     ______________             ______________
  End of Period.........................................................              $ 197,129,824              $ 192,471,609
                                                                                     ==============             ==============
                                                                                          Shares                    Shares
                                                                                     ______________             ______________
CAPITAL SHARE TRANSACTIONS:
  Shares sold...........................................................                  2,391,447                 11,560,758
  Shares issued for dividends reinvested................................                    175,990                    386,910
  Shares redeemed.......................................................                 (2,664,159)               (12,993,384)
                                                                                     ______________             ______________
    Net Increase (Decrease) in Shares Outstanding.......................                    (96,722)                (1,045,716)
                                                                                     ==============             ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                     Six Months Ended
                                                     October 31, 1997                 Year Ended April 30,
                                                                      ______________________________________________________
PER SHARE DATA:                                        (Unaudited)      1997        1996        1995        1994        1993
                                                        __________    ______      ______      ______      ______      ______
    Net asset value, beginning of period..                $17.31      $17.13      $17.25      $17.46      $19.23      $18.16
                                                          ______      ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net.................                   .43         .87         .91         .94        1.00        1.06
    Net realized and unrealized gain (loss)
      on investments......................                   .58         .18        (.11)       (.21)      (1.06)       1.28
                                                          ______      ______      ______      ______      ______      ______
    Total from Investment Operations......                  1.01        1.05         .80         .73        (.06)       2.34
                                                          ______      ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net..                  (.43)       (.87)       (.92)       (.94)      (1.00)      (1.06)
    Dividends from net realized gain on investments           .-          .-          .-          .-        (.63)       (.21)
    Dividends in excess of net realized gain
      on investments......................                    .-          .-          .-          .-        (.08)         .-
                                                          ______      ______      ______      ______      ______      ______
    Total Distributions...................                  (.43)       (.87)       (.92)       (.94)      (1.71)      (1.27)
                                                          ______      ______      ______      ______      ______      ______
    Net asset value, end of period........                $17.89      $17.31      $17.13      $17.25      $17.46      $19.23
                                                          ======      ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN...................                 11.66%(1)    6.24%       4.58%       4.36%       (.74%)     13.35%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .85%(1)     .80%        .85%        .94%        .93%        .94%
    Ratio of net investment income
      to average net assets...............                  4.82%(1)    5.03%       5.14%       5.49%       5.25%        5.69%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                   .11%(1)     .17%        .09%         .-          .-           .-
    Portfolio Turnover Rate...............                 28.20%(2)   93.39%      82.86%      41.19%      34.92%      80.72%
    Net Assets, end of period (000's Omitted)           $197,130    $192,472    $208,388    $220,398    $249,513    $276,979
(1)    Annualized.
(2)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Insured Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $4,917,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through April 30, 1997 which are treated for Federal tax purposes, as arising in fiscal 1998. If not applied, $2,972,000 of the carryover expires in fiscal 2003, $1,117,000 expires in fiscal 2004 and $828,000 expires in fiscal 2005.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates
DREYFUS INSURED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed 11\2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. However, the Manager had undertaken from May 1, 1997 through May 6, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets, and thereafter, through October 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .85 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $109,463 during the period ended October 31, 1997.
    (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended October 31, 1997, the Fund was charged $199,772 pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $42,394 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% less of such compensation.
    (d) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemption through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended October 31, 1997, redemption fees amounted to $26,664.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $55,356,100 and $52,941,499, respectively.
    At October 31, 1997, accumulated net unrealized appreciation on investments was $9,630,679, consisting of $9,643,534 gross unrealized appreciation and $12,855 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
Registration Mark
DREYFUS INSURED MUNICIPAL
BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                           306SA9710
Insured
Municipal
Bond Fund, Inc.
Semi-Annual
Report
October 31, 1997